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                                                                   EXHIBIT 99.03

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

  I, Monte Weiner, hereby consent to the use, in the Registration Statement on Form S-1 of U.S. Marketing Services, Inc., a Delaware corporation (the "Company"), to which this consent is filed as an exhibit, of my name as a person about to become a Director of the Company.

                                                     /s/ Monte Weiner
                                          _____________________________________
                                                       MONTE WEINER

June 2, 1998